Managed Portfolio Series

Tortoise Energy and Infrastructure Income Fund

Supplement dated September 30, 2022, to the Summary Prospectus dated March 31, 2022, as amended

The purpose of this supplement is to provide notice that Quinn T. Kiley intends to retire from TCA Advisors effective on October 31, 2022. Mr. Kiley is currently jointly responsible with Brian A. Kessens for the management of the Tortoise Energy and Infrastructure Income Fund’s (the “Fund”) portfolio. Following Mr. Kiley’s retirement, Mr. Kessens will continue to serve as co-portfolio manager of the Fund. At such time as Mr. Kiley retires, James R. Mick, Matthew G.P. Sallee and Robert J. Thummel, Jr. will be added as co-portfolio managers of the Fund.

Accordingly, effective as of October 31, 2022, the section entitled “Investment Adviser and Portfolio Managers” is hereby deleted and replaced with the following:

Investment Adviser and Portfolio Managers
Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors (the “Adviser”), is the Fund’s investment adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee and Robert J. Thummel, Jr.

Each of Messrs. Kessens, Mick, Sallee and Thummel is a Managing Director and Senior Portfolio Manager of the Adviser. Mr. Thummel is also Investment Strategist of the Adviser.  Mr. Kessens has been a portfolio manager of the Fund since October 30, 2020. Messrs. Mick, Sallee, and Thummel have each been portfolio managers of the Fund since October 31, 2022.

This supplement should be retained with your Summary Prospectus.